Form N-SAR

Sub-Item 77Q1 (e)
Copies of new or amended Registrant investment advisory contracts
33-33978, 811-09885

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Growth Fund is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 19 to Janus Adviser Series registration statement on Form N-1A, filed on April 14, 2005; accession number 0001035704-05-000199 (File No. 33-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Capital Appreciation Fund is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 19 to Janus Adviser Series registration statement on Form N-1A, filed on April 14, 2005; accession number 0001035704-05-000199 (File No. 33-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Flexible Income Fund is incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 19 to Janus Adviser Series registration statement on Form N-1A, filed on April 14, 2005; accession number 0001035704-05-000199 (File No. 33-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Orion Fund is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 19 to Janus Adviser Series registration statement on Form N-1A, filed on April 14, 2005; accession number 0001035704-05-000199 (File No. 33-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Small-Mid Growth Fund is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 19 to Janus Adviser Series registration statement on Form N-1A, filed on April 14, 2005; accession number 0001035704-05-000199 (File No. 33-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Contrarian Fund is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 19 to Janus Adviser Series registration statement on Form N-1A, filed on April 14, 2005; accession number 0001035704-05-000199 (File No. 33-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser High-Yield Fund is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 19 to Janus Adviser Series registration statement on Form N-1A, filed on April 14, 2005; accession number 0001035704-05-000199 (File No. 33-33978).